UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2019

Akcea Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38137	47-2608175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Boston Wharf Road 9th Floor Boston, MA		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 207-0202

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	AKCA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 11, 2019, Akcea Therapeutics, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Mike MacLean, the Company’s Chief Financial Officer to provide enhanced severance terms to Mr. MacLean that are in addition to the severance benefits provided to Mr. MacLean under the severance benefit agreement between Mr. MacLean and the Company dated November 28, 2017 (the “Severance Benefit Agreement”).

Specifically, the Letter Agreement provides the following enhanced severance benefits:

•

If Mr. MacLean terminates his continuous service to the Company for any reason other than a good reason (as defined in the Severance Benefit Agreement) after December 31, 2019 but prior to December 31, 2020, Mr. MacLean will be entitled to receive medical benefit continuation, and a lump sum severance payment equal to (i) six months of his then-current base salary in the case where Mr. MacLean terminates his continuous service with less than 90 days notice to the Company, or (ii) 12 months of his then-current base salary in the case where Mr. MacLean terminates his continuous service with 90 days notice to the Company.

•

In addition, the Company will pay Mr. MacLean an amount equal to his target annual cash performance bonus for 2019 no later than March 15, 2020, and granted Mr. MacLean 20,000 restricted stock units (RSUs), with 50% of such RSUs vesting on March 19, 2020 and 50% of such RSUs vesting on September 19, 2020.

The description of the Letter Agreement set forth above is qualified in its entirety by reference to the full and complete terms set forth in such agreement, which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is made to the information set forth in Item 1.01 above and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Letter Agreement between Mike MacLean and the Company dated October 11, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AKCEA THERAPEUTICS, INC.

Date: October 17, 2019	By:	/s/ Damien McDevitt
Damien McDevitt
Interim Chief Executive Officer